EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Index Funds, Inc.

Prospectus

April 29, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

For More Information	Annual/Semi-Annual Reports	Back Cover

	Statement of Additional Information	Back Cover

Key Facts

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this Prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

BlackRock Index Funds at a Glance

What is each Fund’s investment objective?

BlackRock Index Funds, Inc. (the “Corporation”) is an open-end fund that consists of three separate series of funds, each of which issues its own shares. This Prospectus relates to the Corporation’s three series:

BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), BlackRock Small Cap Index Fund (“Small Cap Index Fund”) and BlackRock International Index Fund (“International Index Fund”).

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

Small Cap Index Fund

The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by small-capitalization U.S. companies in a wide range of businesses.

International Index Fund

The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger-capitalization companies in these markets.

The weighting of the EAFE Index is based on the relative market capitalization of each of the countries in the index.

What are each Fund’s main investment strategies?

All Funds

Each Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund’s index. Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the applicable index (or portions thereof). A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

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IMPORTANT DEFINITIONS

Volatility — the amount and frequency of changes in a security’s value.

Each Fund invests all of its assets in a series (the “Series”) of Quantitative Master Series LLC that has the same objective as the Fund. All investments will be made at the level of the Series. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the underlying Series in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the underlying Series in which a Fund invests.

S&P 500 Index Fund

The S&P 500 Index Fund will invest in the common stocks represented in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. The Fund may also invest in derivative instruments linked to the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole.

Small Cap Index Fund

The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

International Index Fund

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index.

What are the main risks of investing in the Funds?

The Funds cannot guarantee that they will achieve their investment objectives.

As with any fund, the value of each Fund’s investments — and therefore the value of a Fund’s shares — may fluctuate. Changes in the value of a Fund’s equity investments may occur because a particular stock market is rising or falling or as the result of specific factors that affect the value of particular investments. If the value of a Fund’s investments goes down, you may lose money.

Each Fund may invest in foreign securities to the extent foreign securities are represented in the index tracked by that Fund. Currently, the International Index Fund will invest primarily in foreign securities. The International Index Fund will invest principally in securities denominated in foreign currencies. The International Index Fund’s investments in foreign securities involve special risks, including the possibility of substantial volatility due to political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the foreign securities in which the International Index Fund will invest are subject to significant changes in value due to exchange rate fluctuations.

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The Small Cap Index Fund will invest primarily in small and emerging growth companies. Small and emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or emerging growth company may lose substantial value. Small and emerging growth companies’ securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small or emerging growth companies requires a long term view.

The Funds are also subject to selection risk, which is the risk that a Fund’s investments, which may not fully replicate the index, may underperform the securities in the index. Each Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Funds will generally not attempt to hedge against adverse market movements. Therefore, a Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while a Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Each Fund is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By investing in securities of a smaller number of issuers, a Fund is more exposed to the risks associated with and developments affecting each investment, which may have a greater effect on the Fund’s performance. This hurts a Fund’s performance when its investments are unsuccessful, although it may help a Fund’s performance when its investments are successful.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Funds. An investment in the Funds may not be appropriate for all investors and is not intended to be a complete investment program.

The S&P 500 Index Fund may be an appropriate investment for you if you:

■	Want to invest in large U.S. companies

■	Are investing with long term goals

■	In seeking to match the performance of the S&P 500, are willing to accept the risk that the value of your investment may decline

■	Are not looking for a significant amount of current income

The Small Cap Index Fund may be an appropriate investment for you if you:

■	Want to invest in smaller capitalization U.S. companies and can accept the additional risk and volatility associated with stocks of these companies

■	Are investing with long term goals

■	In seeking to match the performance of the Russell 2000, are willing to accept the risk that the value of your investment may decline

■	Are not looking for a significant amount of current income

The International Index Fund may be an appropriate investment for you if you:

■	Are looking for exposure to a variety of foreign markets and can accept the additional risk and volatility associated with foreign investing

■	Are investing with long term goals

■	In seeking to match the performance of the EAFE Index, are willing to accept the risk that the value of your investment may decline

■	Are not looking for a significant amount of current income

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Risk/Return Bar Charts

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund’s performance for Investor A shares for each completed calendar year since the Fund’s inception. The tables compare the average annual total return for each class of a Fund’s shares for the periods shown with those of the Fund’s benchmark index, each a broad measure of market performance. How each Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BlackRock

S&P 500 Index Fund — Investor A

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 21.28% (quarter ended December 31, 1998) and the lowest return for a quarter was -17.37% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2008 was -9.52%.

After-tax returns are shown only for Investor A shares and will vary for Institutional shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
BlackRock S&P 500 Index Fund — Investor A
Return Before Taxes(a)	4.97%	12.23%	5.30%
Return After Taxes on Distributions(a)	4.44%	11.73%	4.76%
Return After Taxes on Distributions and Sale of Fund Shares(a)	3.23%	10.40%	4.30%
BlackRock S&P 500 Index Fund — Institutional
Return Before Taxes(a)	5.29%	12.54%	5.56%
S&P 500 Index(b)	5.49%	12.83%	5.91%
(a)	Includes all applicable fees.
(b)

The S&P 500® is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

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BlackRock Small Cap Index Fund — Investor A Annual Total Returns

During the period shown in the chart, the highest return for a quarter was 23.16% (quarter ended June 30, 2003) and the lowest return for a quarter was -21.40% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2008 was -10.08%.

After-tax returns are shown only for Investor A shares and will vary for Institutional shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
BlackRock Small Cap Index Fund — Investor A
Return Before Taxes(a)	-2.12%	15.30%	6.40%
Return After Taxes on Distributions(a)	-3.96%	14.41%	5.04%
Return After Taxes on Distributions and Sale of Fund Shares(a)	-0.14%	13.26%	4.87%
BlackRock Small Cap Index Fund — Institutional
Return Before Taxes(a)	-1.91%	15.60%	6.67%
Russell 2000 Total Return(b)	-1.57%	16.25%	7.08%
(a)	Includes all applicable fees.
(b)	This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

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BlackRock

International Index Fund — Investor A

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 20.71% (quarter ended December 31, 1998) and the lowest return for a quarter was -20.07% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2008 was -8.95%.

After-tax returns are shown only for Investor A shares and will vary for Institutional shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
BlackRock International Index Fund — Investor A
Return Before Taxes(a)	9.98%	20.83%	8.41%
Return After Taxes on Distributions(a)	8.15%	19.70%	7.07%
Return After Taxes on Distributions and Sale of Fund Shares(a)	6.79%	17.82%	6.58%
BlackRock International Index Fund — Institutional
Return Before Taxes(a)	10.28%	21.14%	8.68%
MSCI EAFE Capitalization Weighted Index(b)	11.17%	21.59%	8.66%
(a)	Includes all applicable fees.
(b)	This unmanaged capitalization-weighted index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

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UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Advisory Fee — a fee paid to the Investment Adviser for managing a Fund.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Administrative Fee — a fee paid to the Administrator for providing administrative services to the Fund.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Fees and Expenses

E ach Fund offers two different classes of shares, Investor A and Institutional shares. Although your money will be invested the same way no matter which class of shares you buy, Investor A shares pay an ongoing service fee while Institutional shares do not. Not everyone is eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares. See “Your Account — How to Buy, Sell and Transfer Shares” below.

The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of each Fund. Future expenses may be greater or less than those indicated below.

Investor A Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund		Small Cap Index Fund		International Index Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		None		None
Maximum sales charge (load) imposed on dividend reinvestments	None		None		None
Redemption Fee(b)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(c):
Advisory Fee(d)(h)	0.01%		0.01%		0.01%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other expenses (including transfer agency fees)(e)(f)(h)	0.10%		0.19%		0.20%
Administrative Fees(g)(i)	0.245%		0.29%		0.34%
Total Annual Fund Operating Expenses(i)	0.605%		0.74%	(j)	0.80%	(j)
Fee Waiver(d)	(0.005%	)	—		—
Net Total Annual Fund Operating Expenses(d)(i)	0.60%		0.74%	(j)	0.80%	(j)

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Institutional Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund		Small Cap Index Fund		International Index Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		None		None
Maximum sales charge (load) imposed on Dividend Reinvestments	None		None		None
Redemption Fee(b)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(c):
Advisory Fee(d)(h)	0.01%		0.01%		0.01%
Distribution and/or Service (12b-1) Fees	None		None		None
Other expenses (including transfer agency fees)(e)(f)(h)	0.09%		0.19%		0.20%
Administrative Fees(g)(i)	0.245%		0.29%		0.34%
Total Annual Fund Operating Expenses(i)	0.345%		0.49%	(j)	0.55%	(j)
Fee Waiver(d)	(0.005%	)	—		—
Net Total Annual Fund Operating Expenses(d)(i)	0.34%		0.49%	(j)	0.55%	(j)
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	A redemption fee may be charged on redemptions (by sale or exchange) of Small Cap Index Fund and International Index Fund shares made within 30 days of purchase or exchange. See “Your Account — How to Buy, Sell and Transfer Shares.”
(c)	Fees and expenses include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the Series in which it invests.
(d)	Paid by the Series. The Investment Adviser has entered into a contractual arrangement that provides that the advisory fee for the Series, when combined with the administration fees of certain funds that invest in the Series, will not exceed specified amounts. As a result, the Investment Adviser of Master S&P 500 Index Series receives an advisory fee of 0.005% of the Series’ average daily net assets. Absent this contractual arrangement, the Investment Adviser of Master S&P 500 Index Series, would receive advisory fees as a percentage of average daily net assets of 0.01%. This contractual arrangement also applies to the Small Cap Index Fund and the corresponding series in which it invests. However, because the combined advisory and administration fees for Small Cap Index Fund/Series does not currently exceed the specified amounts, no fees are currently being waived for the Small Cap Index Fund/Series. This arrangement has a one year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Series in which the International Index Fund invests.
(e)	Includes Acquired Fund Fees and Expenses of the respective Series in which each Fund invests. Acquired Fund Fees and Expenses are 0.01% for the Master Small Cap Index Series and Master International Index Series. Acquired Fund Fees and Expenses for the Master S&P 500 Index Series are less than 0.01%.
(f)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliate also provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser or its affiliates for such services.
(g)	Paid by the Funds.
(h)	In addition to the contractual arrangements described above, the Investment Adviser has entered into a contractual arrangement with the Series in which Small Cap Index Fund and International Index Fund invest under which total operating expenses incurred by such Series will not exceed 0.08% and 0.12%, respectively.
(i)	The Administrator has agreed to voluntarily waive administration fees and/or reimburse expenses of each Fund so that Total Annual Fund Operating Expenses will not exceed certain amounts (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). During the fiscal year ended December 31, 2007, there were no waivers or reimbursements. Total Annual Fund Operating Expenses in the fee table assumes the absence of any such reimbursement of expenses and/or waiver of fees because it may be discontinued or reduced by the Investment Adviser/Administrator at any time without notice.
(j)	The Total and Net Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Funds’ most recent annual reports, which does not include the Series’ Acquired Fund Fees and Expenses.

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Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVESTOR A

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index	$61	$193(a)	$337(a)	$756(a)
Small Cap Index	$76	$237(b)	$411(b)	$918(b)
International Index	$82	$258(b)	$449(b)	$1,001(b)

INSTITUTIONAL

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index	$35	$110(a)	$193(a)	$436(a)
Small Cap Index	$50	$157(b)	$274(b)	$616(b)
International Index	$56	$178(b)	$312(b)	$700(b)
(a)	These expenses do not reflect the contractual fee waiver and/or reimbursement of expenses described in note (d) to the Fees and Expenses table beyond the first year.
(b)	These expenses do not reflect the contractual fee waiver and/or reimbursement of expenses described in note (h) to the Fees and Expenses table beyond the first year.

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Details About the Fund

ABOUT THE PORTFOLIO MANAGERS

The S&P 500 Index Fund, International Index Fund and Small Cap Index Fund are managed by Jeffery L. Russo and Debra L. Jelilian, members of the Investment Adviser’s Quantative Investments Team.

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER

The Funds are managed by BlackRock Advisors, LLC. (“BlackRock” or the “Investment Adviser”) and sub-advised by BlackRock Investment Management, LLC (the “Sub-Adviser”). As used in this Prospectus, the terms “Investment Adviser” or “BlackRock” include, where applicable, the Sub-Adviser.

How the Funds Invest

All Funds

Outlined below are the main strategies the Funds use in seeking to achieve their investment objectives:

The Funds will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the applicable index. Accordingly, it is anticipated that a Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the applicable index (or portions thereof). This is a non-fundamental policy of each Fund and may not be changed without 60 days’ prior notice to shareholders. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of a Fund may be changed without shareholder approval.

Other strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies:

Each Fund may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index at all times. Each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

Each Fund may also invest uninvested cash balances in affiliated money market funds.

S&P 500 Index Fund

The S&P 500 is composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index

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IMPORTANT DEFINITIONS

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with smaller market capitalization.

Short Sale — a sale of securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

Small Capitalization — as of March 31, 2008, the largest stock in the Russell 2000® Index had a market capitalization of approximately $6.8 billion and the average market capitalization of stocks in the index was approximately $1.3 billion.

have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by Standard & Poor’s (“S&P”), a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. S&P’s selection of a stock for the S&P 500 does not mean that S&P believes the stock to be an attractive investment.

Outlined below are the main strategies the S&P 500 Index Fund uses in seeking to achieve its investment objective:

The Fund may invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. For example, if 2% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to invest instead in a statistically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred through full replication. Fund management may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance to do so. If Fund management uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500.

Other Strategies. In addition to the S&P 500 Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Small Cap Index Fund

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the index are issued by small-capitalization U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company’s selection of a stock for the Russell 2000 does not mean that the Frank Russell Company believes the stock to be an attractive investment.

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The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

Outlined below are the main strategies the Small Cap Index Fund uses in seeking to achieve its investment objective:

The Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the Fund may invest in a statistically selected sample of the stocks included in the Russell 2000. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

Other Strategies. In addition to the Small Cap Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

International Index Fund

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization and not its gross domestic product, which means that the index contains more companies from countries with the larger capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International, Inc. (“Morgan Stanley”). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. Morgan Stanley’s selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.

Outlined below are the main strategies the International Index Fund uses in seeking to achieve its investment objective:

The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index. Instead, the International Index Fund may invest in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole.

In additional to the International Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries within the EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

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Investment Risks

This section contains a summary discussion of the general risks of investing in a Fund. As with any Fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

All Funds

Selection Risk — Selection risk is the risk that a Fund’s investments may perform differently from the securities in the target index.

Non-Diversification Risk — Each Fund is a non-diversified fund. Because each Fund invests in securities of a smaller number of issuers, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Stock Market Risk — Stock market risk is the risk that the stock market in one or more countries in which a Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably.

International Index Fund

Foreign Securities Risk — Securities traded on foreign markets have often (though not always) performed differently than securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

■

The economies of certain foreign markets often do not compare favorably with the economy of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

■

Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

■

The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

■

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.

■

Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■

Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund’s assets may be uninvested and not earning returns. A Fund may miss investment opportunities or may be unable to sell an investment because of these delays.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much

15

detail as U.S. accounting standards, it may be harder for a Fund’s portfolio manager to completely and accurately determine a company’s financial condition.

Currency Risk — Securities in which the International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Certain Risks of Holding Fund Assets Outside the United States — The International Index Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Small Cap Index Fund

Small Cap Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap company may lose substantial value.

The securities of small cap companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in smaller companies requires a long term view.

Volatility — Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Funds may also be subject to certain other risks associated with their investments and investment strategies including:

All Funds

Derivatives — A Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it

16

can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Each Fund is not required to use hedging and may choose not to do so.

Because each Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Illiquid Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, a Fund may as a result be unable to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, each Fund may lose money and there may be a delay in recovering the loaned securities. Each Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Short Sales — Because making short sales in securities that it does not own exposes a Fund to risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Fund may also pay transaction costs and borrowing fees in connection with short sales.

Investment in Other Investment Companies — The Funds may invest in other investment companies, including exchange traded funds. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. Each Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Your Account

Pricing of Shares

E ach Fund offers two share classes, Investor A shares and Institutional shares. Each share class of a Fund represents an ownership interest in the same investment portfolio. Shares of each class of a Fund are offered without a sales charge or an ongoing distribution fee. Investor A shares of each Fund pay an ongoing service fee of 0.25% per year. Each Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc. (each, a “Distributor” and collectively, the “Distributors”), each an affiliate of the Investment Adviser. Each Distributor normally pays the annual 0.25% Investor A service fee to dealers as a service fee on a monthly basis.

Institutional shares are offered only to certain investors including:

■

Investors who currently own Institutional shares of a Fund may make additional purchases of Institutional shares of a Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with a Fund and do not meet the applicable investment minimums.

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from PFPC Inc. (the “Transfer Agent”)

■	Certain qualified retirement plans

■	Investors in selected fee based programs

■	Registered investment advisers with a minimum investment of $250,000

■

Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

■	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor

■	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund

■	Employees and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. (“Merrill Lynch”), The PNC Financial Services Group, Inc. (“PNC”) or their affiliates

Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares or to participate in any of these programs. If you are eligible to buy Institutional shares, you should buy Institutional shares since Investor A shares are subject to an ongoing service fee, while Institutional shares are not.

Redemption Fee

The Small Cap Index Fund and International Index Fund charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption of applicable Fund shares made within 30 days of purchase. The redemption fee is paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the applicable Fund. The redemption fee is imposed to the extent that the number of applicable Fund shares redeemed within 30 days exceeds the number of applicable Fund shares that have been held for more than 30 days. The redemption fee will not apply in the following circumstances:

■	Redemptions resulting from death or disability

■	Redemptions through a Systematic Withdrawal Plan

■	Redemptions of shares purchased through an Automatic Investment Plan

■	Redemptions of shares acquired through dividend reinvestment

■

Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or plans administered as college savings plans under Section 529 of the Internal Revenue Code

■	Redemptions of shares held through advisory asset allocation or fee-based programs that a Distributor determines are not designed to facilitate short-term trading

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■	Redemptions by shareholders executing rollovers or current investments in a Fund through qualified employee benefit plans:

■	Redemptions by certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship

Service Plan

Each Fund has adopted a plan (the “Plan”) that allows the Fund to pay a shareholder servicing fee for the sale of its Investor A shares under Rule 12b-1 of the Investment Company Act of 1940, as amended, for certain services provided to its Investor A shareholders.

Under the Plan, each Fund pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch and their affiliates) (“Service Organizations”) whereby the Service Organizations provide support services to their customers who own Investor A shares in return for these fees. Each Fund may pay a shareholder servicing fee per year that is a percentage of the average daily net asset value of Investor A shares of the Fund. Institutional shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor A shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor A shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds’ Investor A shares under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

In addition to, rather than in lieu of, shareholder servicing fees that the Funds may pay to a Service Organization pursuant to the Plan and fees the Funds pay to their transfer agent, each Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributors and their affiliates to make payments relating to shareholder servicing activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributors or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributors and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and its shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributors and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributors or their affiliates. For more information, see the Statement of Additional Information.

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How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell or transfer shares through the Transfer Agent. To learn more about buying, selling or transferring shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional shares) before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional shares) before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

20

If You Want to	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment

The minimum initial investment for Investor A shares of each Fund is $1,000 for all accounts except:

• $250 for certain fee-based programs

• $100 for retirement plans

The minimum initial investment for Institutional shares of each Fund is:

• $2 million for institutions and individuals

• $250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.
	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.
Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares.

A Fund may reject an order to sell shares under certain circumstances.

21

If You Want to	Your Choices	Information Important for You to Know
Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A medallion signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional shares. Call 1-800-441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer. Investor A Shares may also be redeemed by use of a Fund’s automated voice response unit service (VRU). Payment for Investor A Shares redeemed by VRU or Internet may be made for nonretirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan

To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock fund at the same time you redeem shares through the SWP, you may lose money because of any applicable sales charge.

Ask your financial adviser or other financial intermediary for details.

EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at 1-800-441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.
Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call a Fund at 1-800-441-7762 for details. The Fund into which you request your distributions be invested must be open to new purchases.

22

If You Want to	Your Choices	Information Important for You to Know
Internet Transactions	Make on-line transactions and view account balances and activity

You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Each Fund limits Internet purchases and redemptions in shares of the Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

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Short-Term Trading

Each Fund reserves the right to reject any purchase order. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, each Fund has adopted certain policies and procedures, which have been reviewed and approved by the Funds’ Board of Directors, designed to deter such short-term or excessive trading. International Index Fund and Small Cap Index Fund also generally charge a 2.00% redemption fee on redemptions made within 30 days of the purchase of shares. Each Fund will also reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, each Fund will reject purchase orders from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in a Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While a Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributors may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Because International Index Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Fund is subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities trade and the close of the New York Stock Exchange.

The securities in which Small Cap Index Fund invests often trade in lower volumes than the securities of larger cap issuers and are generally subject to greater price volatility. For this reason, the Fund is subject to the risk that certain investors may seek to market time the Fund to take advantage of the changes in the value of the Fund’s portfolio holdings that may occur between the time when the Fund calculates its net asset value and the time the prices of the Fund’s holdings next change.

Each Fund applies these policies to all shareholders (except that there are certain conditions under which the redemption fee applicable to Small Cap Index Fund and International Index Fund will not be assessed — See “Your Account — Pricing of Shares — Redemption Fee”). However, management of each Fund may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to a Fund and so makes no representation that all such orders can or will be rejected.

Each Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to

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IMPORTANT DEFINITIONS

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

How Shares Are Priced

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when such Fund does not price its shares. As a result, a Fund’s net asset value may change on days when you will not be able to purchase or redeem such Fund’s shares.

Generally, Institutional shares will have a higher net asset value than Investor A shares because Institutional shares have lower expenses. Also, dividends paid on Institutional shares will generally be higher than dividends paid on Investor A shares because Institutional shares have lower expenses.

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Each Fund may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain other fixed-income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the Exchange or the market in which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

Each Fund generally values any fixed-income portfolio securities and derivative securities and other instruments using market prices provided by an independent pricing service or counterparty pursuant to a valuation policy approved by the Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by a Fund’s independent pricing service using a matrix pricing system or other pricing methodologies approved by the Directors or by the Investment Adviser’s Valuation Committee after consideration of the material factors that may affect the value of a particular security.

The Board has adopted valuation procedures for each Fund and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that affect a Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer or an exchange during the trading day, a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, a significant event has occurred that the Investment Adviser determines in the exercise of its judgment will cause a change in the value of that security from the closing price of the security on the principal market on which it is traded, the Investment Adviser will use its best judgment to determine a fair value for that security. The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors to take those factors into account.

A Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Participation in Fee-based Programs

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate, or selected securities dealers or other financial intermediaries, that have agreements with the Distributors, you may be able to buy Institutional shares or exchange other share classes for Institutional shares of a Fund.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.

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IMPORTANT DEFINITIONS

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated, or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares by Institutional shareholders are available only if the Institutional shareholder has an existing position at the time of purchase or is otherwise eligible to purchase Institutional shares.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into Investor A shares of a Fund or of a money market fund. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program. Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund will distribute net investment income, if any, at least annually. The Funds will distribute net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer or other financial intermediary, or the Transfer Agent.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. The Funds intend to pay dividends that will either be taxed as ordinary income or as capital gains. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent that a Fund makes any distributions derived from qualifying dividends and long-term capital gains, such distributions will be eligible for taxation at the reduced rate.

If you redeem Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

If you are neither a lawful, permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the International Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The International Index Fund expects to make an election that will generally require shareholders to include in income their share of foreign withholding taxes paid by the Fund. Shareholders treat

27

these taxes as taxes paid by them, and therefore, may deduct such taxes in computing their taxable income or, in some cases, use them as foreign tax credits against the U.S. Federal income taxes otherwise owed.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact a Fund at 1-800-441-7762.

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Management of the Fund

BlackRock Advisors, LLC

BlackRock Advisors, LLC is the Investment Adviser of each Series in which the Funds invest and manages their investments subject to the oversight of the Board of Directors of Quantitative Master Series LLC (the “Master LLC”). While the Investment Adviser is ultimately responsible for the management of the Series, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Investment Adviser is an indirect, wholly owned subsidiary of BlackRock, Inc.

The Master LLC has entered into an agreement with the Investment Adviser (the “Investment Advisory Agreement”) pursuant to which the Investment Adviser receives compensation paid on a monthly basis for its services to the Master LLC.

The table below reflects the fee rate payable by the Master LLC to the Investment Adviser under the Investment Advisory Agreement as a percentage of each Series’ average daily net assets and the fee rate received by the Investment Adviser, net of any applicable waivers, for the fiscal year ended December 31, 2007:

Series	Contractual Advisory Fee Rate(2)	Advisory Fee Rate for the Fiscal Year Ended December 31, 2007 (reflects fee waivers where applicable)
Master S&P 500 Index Series(1)	0.01%	0.005%
Master Small Cap Index Series(1)(3)	0.01%	0.009%
Master International Index Series(3)	0.01%	0.007%
(1)	The Investment Adviser has entered into a contract with the Master LLC and the Corporation on behalf of Master S&P 500 Index Series and Master Small Cap Index Series and certain corresponding “feeder” funds (each a “Feeder Fund”) that provides that the advisory fee for each such Series, when combined with the administration fee of each such corresponding Feeder Fund, will not exceed specified amounts. As a result, the Investment Adviser of Master S&P 500 Index Series received an advisory fee of 0.005% of the Series’ average daily net assets. This contractual arrangement also applies to the Small Cap Index Fund, and the corresponding Series in which it invests. However, because the combined advisory and administration fees for this Fund/Series do not currently exceed the specified amounts, no fees are currently being waived for this Fund/Series. This arrangement has a one-year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Master International Index Series in which the International Index Fund invests.
(2)	Excluding fee waivers.
(3)	In addition to the contractual arrangements described above, the Investment Adviser has entered into a contractual arrangement with Master Small Cap Index Series and Master International Index Series under which total operating expenses incurred will not exceed 0.08% and 0.12%, respectively.

The Investment Adviser has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate, with respect to each Series, under which the Investment Adviser pays BIM a monthly fee at an annual rate equal to a percentage of the fee (after fee waiver and reimbursements, if any) paid to the Investment Adviser. The Sub-Adviser is responsible for the day-to-day management of each Series.

Administration Fees:

The Corporation has entered into an agreement (the “Administration Agreement”) with BlackRock (the “Administrator”) pursuant to which the Administrator receives compensation paid on a monthly basis for its services to the Funds.

The table below reflects the fee rate payable to the Administrator as a percentage of each Fund’s average daily net assets under the Administration Agreement:

Fund	Contractual Fee Rate
S&P 500 Index Fund*	0.245%
Small Cap Index Fund*	0.29%
International Index Fund	0.34%
*	The Investment Adviser has entered into contractual fee waiver arrangements described in Notes (1) and (3) above. Pursuant to those arrangements, no administration fees were waived for any Fund in the fiscal year ended December 31, 2007.

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A discussion of the basis of the Board of Directors’ approval of the Series’ investment advisory agreements and sub-advisory agreements is included in the Corporation’s annual shareholder report for the fiscal year ended December 31, 2006.

Each Series is managed by Jeffrey L. Russo and Debra L. Jelilian, who have been portfolio managers since 2000. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day to day management of each Series’ portfolio and the selection of each Series’ investments. Mr. Russo has been a Director of BlackRock, Inc. since 2006. Mr. Russo was a Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006, was a Vice President thereof from 1999 to 2004, and has been a member of the Funds’/Series’ management team since 2000. Mr. Russo has eleven years experience as a portfolio manager and trader. Ms. Jelilian has been a Director of BlackRock, Inc. since 2006. Ms. Jelilian was a Director of MLIM from 1999 to 2006, and has been a member of the Funds’/Series’ management team since 2000. Ms. Jelilian has fourteen years experience in investing and in managing index investments.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. BIM is a registered investment adviser organized in 1999. The Investment Adviser and its affiliates had approximately $1.364 trillion in investment company and other portfolio assets under management as of March 31, 2008.

From time to time a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment adviser, financier, advisor, market maker, trader, prime broker, lender, agent and/or principal, and have other direct and indirect interests in securities, currencies and other instruments in which each Fund directly and indirectly invests. Thus, it is likely that each Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of each Fund and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as each Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by each Fund and may result in an Affiliate having positions that are adverse to those of each Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with each Fund. As a result, an Affiliate may compete with each Fund for appropriate investment opportunities. The results of each Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that each Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, each Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised client may adversely impact each Fund. Transactions by one or more Affiliate-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of each Fund. Each Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, each Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity

30

investments. Each Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend each Fund or who engage in transactions with or for each Fund. Each Fund may also make brokerage and other payments to an Affiliate in connection with each Fund’s portfolio investment transactions.

Under a securities lending program approved by the Corporation’s Board of Directors, each Fund has retained an Affiliate to serve as the securities lending agent for each Fund to the extent that each Fund participates in the securities lending program. For these services, the lending agent may receive a fee from each Fund, including a fee-based on the returns earned on each Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which each Fund may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage each Fund and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Master/Feeder Structure

Each Fund is a “feeder” fund that invests all of its assets in a corresponding Series of the Master LLC. Investors in a Fund will acquire an indirect interest in the Series.

Each Series may accept investments from other feeder funds, and all the feeders of a Series bear the portfolio’s expenses in proportion to their assets. This structure may enable a Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to a Series on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same portfolio. Information about other feeders, if any, is available by calling 1-800-441-7762.

Whenever a Series holds a vote of its feeder funds, each Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the master portfolio.

Each Fund may withdraw from a Series at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). The information for each year, has been audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Reports, which are available upon request.

S&P 500 Index Fund

	Institutional
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$17.40	$15.29	$14.84	$13.64	$10.76
Investment income — net(a)	.30	.26	.23	.24	.17
Realized and unrealized gain — net	.62	2.11	.46	1.19	2.88
Total from investment operations	.92	2.37	.69	1.43	3.05
Less dividends from investment income — net	(.31)	(.26)	(.24)	(.23)	(.17)
Net asset value, end of year	$18.01	$17.40	$15.29	$14.84	$13.64
Total Investment Return:
Based on net asset value per share	5.29%	15.49%	4.63%	10.55%	28.35%
Ratios to Average Net Assets(b):
Expenses	.34%	.35%	.35%	.34%	.36%
Investment income — net	1.64%	1.61%	1.52%	1.68%	1.44%
Supplemental Data:
Net assets, end of year (in thousands)	$1,779,030	$1,699,791	$1,544,023	$1,653,423	$1,428,292
Portfolio turnover of the Series	4%	4%	11%	6%	4%

	Investor A
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$17.36	$15.26	$14.81	$13.62	$10.75
Investment income — net(a)	.25	.22	.19	.20	.14
Realized and unrealized gain — net	.61	2.10	.46	1.19	2.87
Total from investment operations	.86	2.32	.65	1.39	3.01
Less dividends from investment income — net	(.26)	(.22)	(.20)	(.20)	(.14)
Net asset value, end of year	$17.96	$17.36	$15.26	$14.81	$13.62
Total Investment Return:
Based on net asset value per share	4.97%	15.18%	4.38%	10.22%	28.02%
Ratios to Average Net Assets(b):
Expenses	.60%	.60%	.60%	.59%	.61%
Investment income — net	1.38%	1.36%	1.27%	1.42%	1.19%
Supplemental Data:
Net assets, end of year (in thousands)	$930,377	$969,213	$896,796	$939,608	$880,875
Portfolio turnover of the Series	4%	4%	11%	6%	4%

(a)	Based on average shares outstanding.
(b)	Includes the Fund’s share of the Series’ allocated expenses and/or investment income — net.

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Financial Highlights (continued)

Small Cap Index Fund

	Institutional
	For the Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$15.48		$14.36	$14.10	$12.06	$8.28
Investment income — net(a)	.20		.17	.10	.08	.06
Realized and unrealized gain (loss) — net	(.50	)(b)	2.34 (b)	.49 (b)	2.04 (b)	3.77
Total from investment operations	(.30)		2.51	.59	2.12	3.83
Less dividends and distributions from:
Investment income — net	(.20)		(.17)	(.11)	(.08)	(.05)
Realized gain — net	(1.19)		(1.22)	(.22)	—	—
Total dividends and distributions	(1.39)		(1.39)	(.33)	(.08)	(.05)
Net asset value, end of year	$13.79		$15.48	$14.36	$14.10	$12.06
Total Investment Return:
Based on net asset value per share	(1.91%)		17.49%	4.16%	17.55%	46.32%
Ratios to Average Net Assets(c):
Expenses, net of waiver	.48%		.49%	.53%	.56%	.60%
Expenses	.48%		.49%	.54%	.56%	.63%
Investment income — net	1.23%		1.10%	.69%	.64%	.61%
Supplemental Data:
Net assets, end of year (in thousands)	$66,085		$79,032	$63,671	$68,024	$51,194
Portfolio turnover of the Series	26%		40%	37%	38%	29%

	Investor A
	For the Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$15.47		$14.36	$14.10	$12.06	$8.29
Investment income — net(a)	.15		.13	.06	.05	.04
Realized and unrealized gain (loss) — net	(.48	)(b)	2.33 (b)	.49 (b)	2.03 (b)	3.76
Total from investment operations	(.33)		2.46	.55	2.08	3.80
Less dividends and distributions from:
Investment income — net	(.16)		(.13)	(.07)	(.04)	(.03)
Realized gain — net	(1.19)		(1.22)	(.22)	—	—
Total dividends and distributions	(1.35)		(1.35)	(.29)	(.04)	(.03)
Net asset value, end of year	$13.79		$15.47	$14.36	$14.10	$12.06
Total Investment Return:
Based on net asset value per share	(2.12%)		17.14%	3.88%	17.29%	45.85%
Ratios to Average Net Assets(c):
Expenses, net of waiver	.73%		.74%	.79%	.81%	.85%
Expenses	.73%		.74%	.80%	.81%	.88%
Investment income — net	.98%		.84%	.43%	.38%	.36%
Supplemental Data:
Net assets, end of year (in thousands)	$47,605		$54,083	$48,896	$56,522	$50,280
Portfolio turnover of the Series	26%		40%	37%	38%	29%

(a)	Based on average shares outstanding.
(b)	Includes a redemption fee, which is less than $.01 per share.
(c)	Includes the Fund’s share of the Series’ allocated expenses and/or investment income — net.

33

Financial Highlights (concluded)

International Index Fund

	Institutional
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$15.14	$12.47	$11.19	$9.59	$7.08
Investment income — net(a)	.39	.32	.23	.19	.15
Realized and unrealized gain — net	1.16 (b)	2.92 (b)	1.24 (b)	1.69 (b)	2.56
Total from investment operations	1.55	3.24	1.47	1.88	2.71
Less dividends and distributions:
Investment income — net	(.47)	(.37)	(.19)	(.28)	(.20)
Realized gain — net	(.49)	(.20)	—	—	—
Total dividends and distributions	(.96)	(.57)	(.19)	(.28)	(.20)
Net asset value, end of year	$15.73	$15.14	$12.47	$11.19	$9.59
Total Investment Return:
Based on net asset value per share	10.28%	26.09%	13.19%	19.78%	38.39%
Ratios to Average Net Assets(c):
Expenses, net of waiver	.54%	.47%	.55%	.58%	.62%
Expenses	.54%	.52%	.56%	.59%	.62%
Investment income — net	2.37%	2.31%	1.98%	1.91%	1.86%
Supplemental Data:
Net assets, end of year (in thousands)	$158,740	$133,267	$90,157	$35,878	$27,494
Portfolio turnover of the Series	30%	23%	11%	14%	9%

	Investor A
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$15.07	$12.41	$11.15	$9.56	$7.06
Investment income — net(a)	.34	.29	.21	.17	.12
Realized and unrealized gain — net	1.16 (b)	2.91 (b)	1.21 (b)	1.67 (b)	2.56
Total from investment operations	1.50	3.20	1.42	1.84	2.68
Less dividends and distributions:
Investment income — net	(.43)	(.34)	(.16)	(.25)	(.18)
Realized gain — net	(.49)	(.20)	—	—	—
Total dividends and distributions	(.92)	(.54)	(.16)	(.25)	(.18)
Net asset value, end of year	$15.65	$15.07	$12.41	$11.15	$9.56
Total Investment Return:
Based on net asset value per share	9.98%	25.85%	12.81%	19.46%	38.10%
Ratios to Average Net Assets(c):
Expenses, net of waiver	.79%	.72%	.80%	.83%	.87%
Expenses	.79%	.78%	.81%	.84%	.88%
Investment income — net	2.11%	2.11%	1.84%	1.69%	1.59%
Supplemental Data:
Net assets, end of year (in thousands)	$214,422	$197,524	$160,177	$132,873	$103,725
Portfolio turnover of the Series	30%	23%	11%	14%	9%

(a)	Based on average shares outstanding.
(b)	Includes a redemption fee, which is less than $.01 per share.
(c)	Includes the Fund’s share of the Series’ allocated expenses and/or investment income — net.

34

FUNDS

BlackRock S&P 500 Index Fund

BlackRock Small Cap Index Fund

BlackRock International Index Fund

of BlackRock Index Funds, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

INVESTMENT ADVISER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

P.O. Box 9011

Princeton, New Jersey 08543-9011

TRANSFER AGENT

PFPC Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTORS

BlackRock Distributors, Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

CUSTODIAN FOR MASTER INTERNATIONAL INDEX SERIES

JPMorgan Chase, N.A.

4 Chase Metrotech Center, 18th Floor

Brooklyn, New York 11245

CUSTODIAN FOR MASTER SMALL CAP INDEX SERIES

State Street Bank and Trust Company

P.O. Box 8118

Boston, Massachusetts 02266

CUSTODIAN FOR MASTER S&P 500 INDEX SERIES

State Street Bank and Trust Company

P.O. Box 8118

Boston, Massachusetts 02266

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For more information:

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated April 29, 2008, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds Mutual fund prospectus and literature can also be requested via this website.

Written Correspondence

BlackRock Index Funds, Inc.

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Index Funds, Inc.

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-7899

Code #19003-0408

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK I NDEX FUNDS, INC.

100 Bellevue Parkway, Wilmington, Delaware • Phone No. 1-800-441-7762

BlackRock Index Funds, Inc. (the “Corporation”) currently consists of three operating portfolios or series: BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), BlackRock Small Cap Index Fund (“Small Cap Index Fund”), and BlackRock International Index Fund (“International Index Fund”) (individually, a “Fund” and collectively, the “Funds”). Each Fund invests all of its assets in a corresponding series (individually, a “Series” and collectively, the “Series”) of Quantitative Master Series LLC (the “Master LLC”) that has the same investment objective as the Fund.

This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated April 29, 2008 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Funds at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Prospectus. The Funds’ and Series’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 2007 Annual Reports. You may request a copy of an Annual Report and Semi-Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time Monday to Friday.

INVESTMENT ADVISER

BLACKROCK ADVISORS, LLC

DISTRIBUTORS

FAM DISTRIBUTORS, INC.

BLACKROCK DISTRIBUTORS, INC.

The date of this Statement of Additional Information is April 29, 2008.

INVESTMENT OBJECTIVES AND POLICIES

The Corporation currently consists of three operating series: S&P 500 Index Fund, Small Cap Index Fund and International Index Fund. Each Fund’s investment objective is to provide investment results that, before expenses, replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Each Fund is classified as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Each Fund seeks to achieve its objective by investing all of its assets in a corresponding Series of the Master LLC that has the same investment objective as the Fund. Each Fund’s investment experience and results will correspond directly to the investment experience of the respective Series in which it invests. Thus, all investments are made at the level of the Series. For simplicity, however, with respect to investment objectives, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Series in which a Fund invests. Reference is made to the discussion under “How the Funds Invest” in the Prospectus for information with respect to each Fund’s and each Series’ investment objectives and policies. There can be no assurance that the investment objectives of the Funds will be achieved.

The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors of the Corporation (the “Directors”) without shareholder approval. The Directors may also change the target index of a Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to replicate the total return of the market segment represented by the current index.

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master S&P 500 Index Series of the Master LLC (“S&P 500 Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the S&P 500 Index Fund.

In seeking to replicate the total return of the S&P 500, BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) generally will allocate the S&P 500 Index Fund’s investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange. A company’s stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

Small Cap Index Fund

The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Index Series of the Master LLC (“Small Cap Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Small Cap Index Fund.

In seeking to replicate the total return of the Russell 2000, the Investment Adviser may not allocate the Small Cap Index Fund’s investments among all of the common stocks in the Russell 2000, or in the same weightings as the Russell 2000. Instead, the Small Cap Index Fund may invest in a statistically selected sample of the stocks included in the Russell 2000 and other types of financial instruments. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Russell 2000. The investments to be included in the Small Cap Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the Russell 2000, with the objective of reducing the investment portfolio’s deviation from the performance of the Russell 2000 (this deviation is referred to as “tracking error”). The Small Cap Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The Russell 2000 is composed of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. A company’s stock market capitalization is the total market value of its outstanding shares.

International Index Fund

The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master International Index Series of the Master LLC (“International Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the International Index Fund.

In seeking to replicate the total return of the EAFE Index, the International Index Fund will, under normal circumstances, invest in all of the countries in the EAFE Index, but the Investment Adviser may not allocate the International Index Fund’s investments among all of the companies within a country represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the International Index Fund may invest in a sample of the equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index based on the Investment Adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with lower transaction costs than would be incurred through full replication. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the EAFE Index. The investments to be included in the International Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the EAFE Index, with the objective of reducing the selected investment portfolio’s deviation from the performance of the EAFE Index (tracking error). The International Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger capitalization companies in such markets. A company’s stock market capitalization is the total market value of its outstanding shares. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain,

Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization. Gross Domestic Product (GDP) is the basis for country weightings in another version of the EAFE Index. Relative market capitalization is historically more volatile than relative GDP, so weightings among countries tend to change more over time in a capitalization-weighted index than is the case in a GDP-weighted index.

About Indexing and Management of the Funds

About Indexing. The Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before that Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

Indexing and Managing the Funds. Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments which are components of or have economic characteristics similar to the securities included in the applicable index (or portions thereof). For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Fund invests its assets.

Because each Fund seeks to replicate the total return of its respective index, generally the Investment Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the Investment Adviser may omit or remove a security which is included in an index from the portfolio of a Fund if, following objective criteria, the Investment Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Investment Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a Fund or by a Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

Each Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the performance of the Fund), changes in either the composition of the index or the assets of a Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In addition, each Fund’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Fund’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 10 basis points (a basis point is one one-hundredth of one percent (0.01%)) for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, and 150 basis points for the International Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Directors of the Master LLC and the Directors of the Corporation will consider alternative strategies for the Series and the Funds, respectively. Information regarding correlation of a Fund’s performance to that of a target index may be found in each Fund’s Annual Report.

Other Investment Policies, Practices and Risk Factors

Cash Management. Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Investment Adviser may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. If the price of a security sold short goes up between the time of the short sale and the time a Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

Foreign Investment Risks

The U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

A Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Risks of Investing in Foreign Securities

Foreign Market Risk. Since the Funds may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Funds will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or to transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk. Securities in which the International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company.

Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Funds generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Risks Associated with Portfolio Securities

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Each Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Corporation’s Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although with respect to the International Index Fund, it may be affected by currency fluctuations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities).

Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities.

Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss if there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Master LLC as lending agent. See “Portfolio Transactions and Brokerage.”

Investment in Other Investment Companies. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Fund from investing all of its assets in shares of its corresponding Series.) The Master LLC and the Corporation each has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided, however, that in all cases a Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Borrowing and Leverage. Each Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. Each Fund will not purchase securities while its borrowings exceed 5% of its assets. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

A Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under “Management and Advisory Arrangements,” the fee paid to the Investment Adviser will be calculated on the basis of a Fund’s assets including proceeds from borrowings.

Securities of Smaller Companies. An investment in the Small Cap Index Fund involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the issuers in which the Small Cap Index Fund will primarily invest may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Fund management believes that companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Small Cap Index Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The securities in which the Small Cap Index Fund invests will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Small Cap Index Fund of portfolio securities to meet redemptions or otherwise may require the Small Cap Index Fund to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Small Cap Index Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than larger companies to intervention from the Federal government by means of price controls, regulations or litigation.

Portfolio Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

Each Fund will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying the Fund’s index. In addition, the International Index Fund may engage in futures contracts on foreign currencies in connection with certain foreign securities transactions.

The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund’s goal. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Funds’ cash flow and cash management needs.

Indexed Securities. The Funds may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage and liquidity risk. A Fund may invest in indexed securities for anticipatory hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Types of Options. Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Futures. Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, a Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, a Fund may realize a loss relating to the futures position.

Each Fund’s Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Funds are operated so as not to be deemed to be “commodity pools” under the regulations of the Commodity Futures Trading Commission.

Swaps. Each Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets. Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Each Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its obligations to the counterparty. Each Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Foreign Exchange Transactions

The International Index Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell listed or OTC options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The International Index Fund will not attempt to hedge all of its foreign portfolio positions.

Risk Factors in Derivatives

The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allows each Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Funds.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Use of derivatives for anticipatory hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Funds will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses which may exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Merger Transaction Risk

In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Additional Information Concerning the Indices

S&P 500. “Standard & Poor’s® “, “S&P® “, “S&P 500® “, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Corporation and the Master LLC. The S&P 500 Index Fund and the S&P 500 Index Series are not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund or the Series. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or the Series or any member of the public regarding the advisability of investing in securities generally or in the Fund or the Series particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Fund and the Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund and the Series. S&P has no obligation to take the needs of the Fund and the Series or the owners of shares of the Fund and the Series into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Series or the timing of the issuance or sale of shares of the Fund and the Series or in the determination or calculation of the equation by which the Fund and the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Series.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Series, owners of shares of the Fund and the Series, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell 2000. The Small Cap Index Fund and the Small Cap Index Series are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund or the Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley. The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

The International Index Fund and the International Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund and the International Index Series or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund and the International Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund and the International Index Series or the owners of shares of the International Index Fund and the International Index Series into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund and the International Index Series to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and the International Index Series are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund and the International Index Series in connection with the administration, marketing or trading of the International Index Fund and the International Index Series.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the International Index Fund and the International Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Suitability

The economic benefit of an investment in the Funds depends upon many factors beyond the control of the Funds, the Investment Adviser and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions

The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Set forth below are the Corporation’s fundamental and non-fundamental restrictions. The Master LLC has adopted investment restrictions substantially identical to those set forth below, which are fundamental and non- fundamental, as applicable, policies of the Master LLC. The Master LLC’s fundamental policies may not be changed without the approval of the holders of a majority of interests of the Master LLC. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under the fundamental investment restrictions, a Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a non-diversified company under the Investment Company Act.

2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) a Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Fund’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, a Fund may not:

(a) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the target index (or portions thereof) without providing shareholders with at least 60 days’ prior written notice of such change.

(b) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(c) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

(d) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(e) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

Except with respect to restriction 7, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction 2 above, the Funds use the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

Portfolio securities of each Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Master LLC have adopted an investment policy pursuant to which no Series or Fund will purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by such Fund or Series, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or Series and margin deposits on the Fund’s, or Series’ existing OTC options on futures contracts exceed 15% of the net assets of the Fund or Series, taken at market value, together with all other assets of the Fund or Series which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by a Fund or Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Fund or Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Series will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund or Series and may be amended by the Directors without the approval of the Fund’s shareholders. However, the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes — Taxes.” To ensure that the Funds satisfy these requirements, the Master LLC’s Limited Liability Company Agreement requires that each Series be managed in compliance with the Code requirements as though such requirements were applicable to the Series. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of the Corporation to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. These requirements will be satisfied at the Series level and not at the level of the Funds based upon the Internal Revenue Service (“IRS”) pronouncement of general application which entitles the Funds to “look through” the shares of the Series to the underlying investments of the Series for purposes of these diversification requirements.

Portfolio Turnover

Although each Fund will use an approach to investing that is largely a passive, indexing approach, each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error. Changes in the securities comprising a Fund’s index will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holdings to reflect the changes in the index. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. A high portfolio turnover rate may also result in negative tax consequences, such as an increase in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See “Dividends and Taxes — Taxes.” High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Directors of the Corporation consist of thirteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (“non-interested Directors”). The same individuals serve as Directors of the Master LLC. The Directors are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating

Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Corporation’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Corporation; (3) review the conduct and results of each independent audit of the Corporation’s financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Corporation and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Corporation’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (Chair), Cynthia A. Montgomery, Robert C. Robb, Jr. and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Corporation and recommend non- interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. The Corporation shareholders who wish to recommend a nominee should send nominations to the Secretary of the Corporation that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and

Robert C. Robb, all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Corporation, the fund-related activities of BlackRock and the Corporation’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Corporation and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Corporation’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Corporation’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Directors, and Richard S. Davis, who is an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review each Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

For the period November 1, 2007 to December 31, 2007, the Audit Committee, the Governance Committee, the Compliance Committee and the Performance Committee each met once.

Prior to November 1, 2007, the Board then in office had two standing committees, an Audit Committee and a Nominating Committee, each of which consisted of all of the non-interested Directors then in office. During the period from January 1, 2007 to November 1, 2007, the Audit Committee met three times and the Nominating Committee met once.

Biographical Information. Certain biographical and other information relating to the non-interested Directors is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth(a)	Position(s) Held with Corporation	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors

David O. Beim(c) 40 East 52nd Street New York, NY 10022 1940	Director	2007 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	35 Funds 81 Portfolios	None

Ronald W. Forbes(d) 40 East 52nd Street New York, NY 10022 1940	Director	2007 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	35 Funds 81 Portfolios	None

Dr. Matina Horner(e) 40 East 52nd Street New York, NY 10022 1939	Director	2007 to present	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	35 Funds 81 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson(d) 40 East 52nd Street New York, NY 10022 1941	Director	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, the Committee of Seventy (civic) since 2006.	35 Funds 81 Portfolios	None

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	35 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	2007 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	35 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr.(f) 40 East 52nd Street New York, NY 10022 1947	Director	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	35 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	35 Funds 81 Portfolios	None

Name, Address and Year of Birth(a)	Position(s) Held with Corporation	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Toby Rosenblatt(g) 40 East 52nd Street New York, NY 10022 1938	Director	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	35 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish(h) 40 East 52nd Street New York, NY 10022 1951	Director	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	35 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	35 Funds 81 Portfolios	None

Interested Directors(i)

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	185 Funds 292 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	2007 to present	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 291 Portfolios	None

(a)	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
(b)	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s Board in 2007, those Directors first became members of the boards of directors/trustees of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 1977; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1995; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
(c)	Chair of the Performance Committee.
(d)	Co-Chair of the Board of Directors.
(e)	Chair of the Governance Committee.
(f)	Chair of the Compliance Committee.
(g)	Vice Chair of the Performance Committee.
(h)	Chair of the Audit Committee.
(i)	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Corporation based on their positions with BlackRock, Inc. and its affiliates.

Certain biographical and other information relating to the officers of the Corporation is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Corporation Officers(a)

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	195 Funds 302 Portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance Group thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.	185 Funds 292 Portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.	185 Funds 292 Portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	185 Funds 292 Portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel thereof since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.	185 Funds 292 Portfolios	None

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	185 Funds 292 Portfolios	None

(a)	Officers of the Corporation serve at the pleasure of the Board of Directors.

Share Ownership

Information relating to each Director’s share ownership in the Funds and in all registered funds in the BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Aggregate Dollar Range of Equity Securities in the
Name	S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Aggregate Dollar Range of Equity Securities in All Supervised Funds

Interested Directors:

Richard S. Davis	None	None	None	Over $100,000

Henry Gabbay	None	None	None	Over $100,000

Non-Interested Directors:

David O. Beim	None	None	None	$50,001-$100,000

Ronald W. Forbes	$10,001-$50,000	None	None	Over $100,000

Dr. Matina Horner	None	None	None	Over $100,000

Rodney D. Johnson	None	None	None	Over $100,000

Herbert I. London	None	None	None	Over $100,000

Cynthia A. Montgomery	None	None	None	Over $100,000

Joseph P. Platt, Jr.	None	None	None	Over $100,000

Robert C. Robb, Jr.	None	None	None	Over $100,000

Toby Rosenblatt	None	None	None	Over $100,000

Kenneth L. Urish	None	None	None	None

Frederick W. Winter	None	None	None	None

As of April 4, 2008, the Directors and officers of the Corporation, as a group, owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2007, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities in the Investment Adviser.

Compensation of Directors

Each Director who is a non-interested Director is paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Corporation and the Master LLC, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Directors are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Corporation and the Master LLC compensate the Chief Compliance Officer for his services as their Chief Compliance Officer. The Corporation and the Master LLC may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended December 31, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name	Compensation from the Master LLC and Corporation(a)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Master LLC the Corporation and Other BlackRock- Advised Funds

David O. Beim(b)	$1,851	None	$180,570

Ronald W. Forbes(c)	$1,956	None	$235,183

Dr. Matina Horner(d)	$1,851	None	$226,015

Rodney D. Johnson(c)	$1,956	None	$143,151

Herbert I. London	$1,718	None	$250,136

Cynthia A. Montgomery	$1,718	None	$171,433

Joseph P. Platt, Jr.(e)	$1,851	None	$139,817

Robert C. Robb, Jr.	$1,718	None	$128,151

Toby Rosenblatt(f)	$1,851	None	$226,015

Kenneth L. Urish(g)	$1,851	None	$139,817

Frederick W. Winter	$1,718	None	$128,151

(a)	For the number of BlackRock-advised funds from which each Director receives compensation, see the Biographical Information chart beginning on page 23. For the fiscal year ended December 31, 2007, the Master LLC and the Corporation paid aggregate compensation of $80,351 to all Directors then holding such office.
(b)	Chair of the Performance Committee.
(c)	Co-Chair of the Board of Directors.
(d)	Chair of the Governance Committee.
(e)	Chair of the Compliance Committee.
(f)	Vice-Chair of the Performance Committee.
(g)	Chair of the Audit Committee.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Corporation on November 1, 2007. From November 1, 2007 through December 31, 2007, Mr. Kindelan received $470 from the Master LLC and the Corporation.

Administration Arrangements

The Corporation has entered into an administration agreement (the “Administration Agreement”) with BlackRock Advisors, LLC, as administrator (the “Administrator”). As discussed in the Prospectus, the Administrator receives for its services to the Funds monthly compensation at an annual rate based on a percentage of the average daily net assets of each Fund as follows:

Name of Fund	Contractual Fee Rate*

S&P 500 Index Fund	0.245%

Small Cap Index Fund	0.29%

International Index Fund	0.34%

*	The Investment Adviser has entered into contractual arrangements described in Notes (1) and (4) to the table on page 29. Pursuant to those arrangements, no administration fees were waived for any Fund in the fiscal year ended December 31, 2007.

The Administrator has agreed to voluntarily waive the administration fees of each Fund so that each Fund’s total operating expenses (excluding service fees) incurred by each share class will not exceed certain amounts. Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co. Inc., acted as each Fund’s administrator. The table below sets forth information about the total administration fees paid by each Fund (including any voluntary waivers) to the Administrator and to MLIM, the Funds’ previous administrator, for the periods indicated.

Fiscal Year Ended December 31,	S&P 500 Index	Small Cap Index	International Index

2007

Contractual Amount paid to the Administrator	$6,858,698	$385,561	$1,261,166(1)

Amount waived (if applicable) by the Administrator	$0	$0	$0

2006

Contractual Amount paid to MLIM(2)	$4,496,174	$270,377	$706,465

Amount waived (if applicable) by MLIM(2)	$0	$0	$161,609

Contractual Amount paid to the Administrator(3)	$1,592,391	$94,329	$259,569

Amount waived (if applicable) by the Administrator(3)	$0	$0	$0

2005

Contractual Amount paid to MLIM	$6,242,399	$343,180	$705,801

Amount waived (if applicable) by MLIM	$0	$6,113	$12,656

(1)	During the fiscal year ended December 31, 2007, International Index Fund paid the Administrator an additional amount of $84,254 due to a revised estimate of fee waivers reimbursed in the previous fiscal year.
(2)	For the period January 1, 2006 to September 29, 2006.
(3)	For the period September 29, 2006 to December 31, 2006.

The Administration Agreement obligates the Administrator to provide certain administration services to the Funds and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Funds. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Corporation who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of the Corporation or by a vote of a majority of the outstanding voting securities of the applicable Fund and (b) by a majority of the Directors of the Corporation who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Management and Advisory Arrangements

Investment Advisory Services. Each Fund invests all of its assets in shares of the corresponding Series of the Master LLC. Accordingly, the Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Master LLC. The Master LLC, on behalf of each Series has entered into an investment advisory agreement with the Investment Adviser (the “Investment Advisory Agreement”) pursuant to which the Investment Adviser provides the Master LLC with investment advisory and management services. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of each Series’ portfolio and constantly reviews the Series’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Series’ Investment Adviser.

The table below sets forth the annual fee rates payable to the Investment Adviser and to FAM, the Series’ previous investment adviser:

	FAM	Investment Adviser
Name of Series	Contractual Advisory Fee Rate(2)	Contractual Advisory Fee Rate(3)	Advisory Fee Rate (reflects Fee Waivers (where applicable)

S&P 500 Index Series(1)	0.05%	0.01%	0.005%

Small Cap Index Series(1)(4)	0.08%	0.01%	0.009%

International Index Series(4)	0.01%	0.01%	0.007%

(1)	The Investment Adviser, and previously FAM, has entered into a contract with the Master LLC and the Corporation on behalf of S&P 500 Index Series and Small Cap Index Series and certain corresponding Feeder Funds that provides that the advisory fee for each Series, when combined with the administration fee of each such corresponding Feeder Fund, will not exceed specified amounts. As a result, the Investment Adviser, and previously FAM, of S&P 500 Index Series received an advisory fee of 0.005% of the Series’ average daily net assets. This contractual arrangement also applies to Small Cap Index Series and its corresponding Feeder Fund, if any. However, because the combined advisory and administration fees for this Series/Feeder Fund did not exceed the specified amount, no fees were waived for this Series/Feeder Fund under this arrangement. This arrangement has a one year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Series in which International Index Fund invests.
(2)	Excluding any fee waivers and reimbursements which may have been applicable.
(3)	Excluding fee waivers.
(4)	In addition to the contractual arrangements described above, the Investment Adviser has entered into a contractual arrangement with respect to Small Cap Index Series and International Index Series under which total operating expenses will not exceed 0.08% and 0.12%, respectively. As a result of this arrangement, the advisory fee rate paid by Small Cap Index Series and International Index Series for the fiscal year ended December 31, 2007, as shown in the table above, was lower than the contractual rate.

The table below sets forth information about the total investment advisory fees paid by the Series to the Investment Adviser and to FAM, the Series’ previous investment adviser, and the amount of any waiver, for the periods indicated.

Fiscal Year Ended December 31,	S&P 500 Index Series	Small Cap Index Series	International Index Series
2007

Contractual Amount paid to the Investment Adviser	$349,953	$64,480	$114,233

Amount waived (if applicable) by the Investment Adviser	$174,977	$4,886	$38,870

2006

Contractual Amount paid to FAM(1)	$101,822	$36,267	$46,665

Amount waived (if applicable) by FAM(1)	$0	$1,969	$46,665(3)

Contractual Amount paid to the Investment Adviser(2)	$34,230	$12,118	$18,759

Amount waived (if applicable) by the Investment Adviser(2)	$0	$7,920	$15,595

2005

Contractual Amount paid to FAM	$151,287	$37,012	$42,127

Amount waived (if applicable) by FAM	$0	$32,038	$13,001

(1)	For the period January 1, 2006 to September 29, 2006.
(2)	For the period September 29, 2006 to December 31, 2007.
(3)	FAM reimbursed an additional amount of $5,992 for the period January 1, 2006 to September 29, 2006.

Pursuant to the Investment Advisory Agreement, the Investment Adviser may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Investment Adviser, to perform advisory services with respect to the Funds. In addition, the Investment Adviser may delegate certain of its advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. The Investment Adviser may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Effective September 29, 2006, the Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement) with BlackRock Investment Management, LLC (“BIM”) pursuant to which the Investment Adviser pays BIM for the services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee (after fee waivers and reimbursements only) paid to the Investment Adviser under the Investment Advisory Agreement.

Set forth below are the subadvisory fees paid by the Investment Adviser to BIM for the periods indicated:

Fiscal Year Ended December 31,	Paid to BIM

2007

S&P 500 Index Series	$128,909

Small Cap Index Series	$43,983

International Index Series	$60,493

2006(1)

S&P 500 Index Series	$25,904

Small Cap Index Series	$3,314

International Index Series	$2,624

(1)	For the period September 29, 2006 to December 31, 2006.

Payment of Series Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Master LLC connected with investment and economic research, trading and investment management of the Master LLC, as well as the fees of all Directors who are affiliated persons of the Investment Adviser or any of their affiliates. The Master LLC pays, or causes to be paid, all other expenses incurred in the operation of the Master LLC and the Series, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports, prospectuses or statements of additional information, except to the extent paid by FAM Distributors, Inc. or BlackRock Distributors Inc. (collectively the “Distributors”), charges of the custodian, any sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or foreign laws, expenses of Directors who are non-interested Directors of the Master LLC, pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Master LLC or a Series. Certain accounting services are provided to the Master LLC and the Series by State Street Bank & Trust Company (“State Street”) pursuant to an agreement between State Street and the Master LLC, on behalf of the Series. The Master LLC pays a fee for these services. In addition, the Investment Adviser provides certain accounting services to the Master LLC and the Master LLC pays the Investment Adviser a fee for such services. BlackRock Distributors, Inc., the placement agent for the Master LLC, will pay certain of the expenses of the Master LLC incurred in connection with the offering of each of the Series’ interests.

Organization of the Investment Adviser. The Investment Adviser, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. The Sub-Adviser is an affiliate of the Investment Adviser and is an indirect wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement and the Sub-Advisory Agreement will remain in effect with respect to each Series for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the applicable Series and (b) by a majority of the Directors of the Master LLC who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Series.

Information Regarding the Portfolio Managers

Jeffery L. Russo and Debra L. Jelilian are the Master LLC’s portfolio managers. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day-to-day management of the S&P 500 Index Series, the Small Cap Index Series and the International Index Series.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Series for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2007.

As of December 31, 2007, the portfolio managers managed or were members of the management team for the following client accounts:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S&P 500 Index Fund

Jeffrey L. Russo	20	27	26	0	0	2

	$19.9 Billion	$19.6 Billion	$38.95 Billion	$0	$0	$4.23 Billion

Debra L. Jelilian	25	18	22	0	0	1

	$22 Billion	$10.6 Billion	$35.5 Billion	$0	$0	$3.56 Billion

Small Cap Index Fund

Jeffrey L. Russo	20	27	26	0	0	2

	$22.5 Billion	$19.6 Billion	$38.95 Billion	$0	$0	$4.23 Billion

Debra L. Jelilian	25	38	22	0	0	1

	$24.7 Billion	$10.6 Billion	$35.5 Billion	$0	$0	$3.56 Billion

International Index Fund

Jeffrey L. Russo	20	27	26	0	0	2

	$22.3 Billion	$19.6 Billion	$38.95 Billion	$0	$0	$4.23 Billion

Debra L. Jelilian	25	18	22	0	0	1

	$24.4 Billion	$10.6 Billion	$35.5 Billion	$0	$0	$3.56 Billion

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Rentention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Series include the S&P 500 Index for S&P 500 Index Fund, the Russell 2000 Index for Small Cap Index Fund and the MSCI EAFE Index for International Index Fund.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax basis over various time periods including 1,3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Russo and Ms. Jelilian have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other proprietary mutual funds. Mr. Russo and Ms. Jelilian have each participated in the deferred compensation program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Fund Ownership

As of December 31, 2007, the end of each Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Funds is shown below:

Portfolio Manager	Funds Managed	Dollar Range of Equity Securities of the Funds Owned
Jeffrey L. Russo	S&P 500 Index	None
Debra L. Jelilian	S&P 500 Index	None

Jeffrey L. Russo	Small Cap Index	None
Debra L. Jelilian	Small Cap Index	None

Jeffrey L. Russo	International Index	None
Debra L. Jelilian	International Index	None

Portfolio Manager Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to a Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to a Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to a Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this regard, it should be noted that Mr. Russo and Ms. Jelilian currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Transfer Agency Services. PFPC Inc. (“PFPC” or the Transfer Agent”), a subsidiary of PNC, acts as the Corporation’s Transfer Agent pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”) with the Corporation. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Corporation pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. The Corporation reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.05% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Investment Adviser or its affiliates. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

The table below sets forth information about the total amounts paid by the Funds to PFPC and to Financial Data Services, Inc. (“FDS”), the Funds’ previous transfer agent, for the periods indicated.

Transfer Agent Fee

Fiscal Year Ended December 31,	S&P 500 Index	Small Cap Index	International Index

2007

Paid to PFPC	$1,585,580	$81,423	$208,305

2006

Paid to FDS(1)	$1,010,510	$54,328	$117,020

Paid to PFPC(2)	$336,836	$18,109	$39,006

2005

Paid to FDS	$1,560,689	$112,115	$148,682

(1)	For the period January 1, 2006 to September 29, 2006.
(2)	For the period September 29, 2006 to December 31, 2006.

Accounting Services. The Corporation has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Funds. The Funds pay a fee for these services. The Administrator also provides certain accounting services to the Funds and the Funds reimburse the Administrator for these services.

No fees were paid directly by the Funds to State Street, the Administrator or to MLIM, the Funds’ previous administrator, for accounting services during the last three fiscal years.

In addition, the Master LLC has entered into an agreement pursuant to which State Street provides certain accounting services to the Series. The Series pay a fee for these services. The Investment Adviser also provides certain accounting services to the Series and the Series reimburse the Investment Adviser for these services.

The table below shows the amounts paid by the Series to State Street, the Investment Adviser and to FAM, the Series’ previous investment adviser, for the periods indicated:

Fiscal Year Ended December 31,	S&P 500 Index Series	Small Cap Index Series	International Index Series

2007

Paid to State Street(1)	$448,886	$103,891	$163,290

Paid to the Investment Adviser(1)	$63,062	$11,726	$20,941

2006

Paid to State Street(1)	$351,598	$72,684	$98,302

Paid to FAM(1)(2)	$46,244	$7,486	$10,377

Paid to the Investment Adviser(1)(3)	$12,366	$2,091	$3,750

2005

Paid to State Street(1)	$352,086	$45,787	$47,709

Paid to FAM(1)	$71,733	$8,536	$9,236

(1)	For providing services to the Series and the Funds that invest in the Series.
(2)	For the period January 1, 2006 to September 29, 2006.
(3)	For the period September 29, 2006 to December 31, 2006.

Distribution Expenses. The Corporation, on behalf of each Fund, has entered into a distribution agreement with each Distributor in connection with the continuous offering of each class of shares of the Funds (the “Distribution Agreements”). The Distribution Agreements obligate each Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, each Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

Each Fund, the Investment Adviser, the Sub-Adviser and each Distributor each has approved a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds. The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and Distributor and, as described in “Potential Conflicts of Interest” below, impose additional numerous restrictions on Fund investment personnel.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by the Corporation and the Investment Adviser, the Corporation and the Investment Adviser may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s portfolio holdings. The Corporation’s Board of Directors has approved the adoption by the Corporation of the policies and procedures set forth below, and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures.

The Board provides ongoing oversight of the Corporation’s and Investment Adviser’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Corporation’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Corporation, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Corporation’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and a Fund manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Corporation may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell a Fund’s shares, affiliates of the Corporation, third party service providers to the Corporation, lenders to the Corporation, and independent rating agencies and ranking organizations. The Corporation, the Investment Adviser and it affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Investment Adviser or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser who wishes to distribute Confidential Information relating to a Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Investment Adviser’s Legal Department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Investment Adviser’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of a Fund’s shareholders. In connection with day-to-day portfolio management, the Corporation may disclose Confidential Information to executing broker-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Corporation has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Investment Adviser’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Investment Adviser’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Advisory Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Corporation Directors, the independent Directors’ counsel, the Corporation’s outside counsel, the Corporation’s accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Corporation’s Chief Compliance Officer or the Investment Adviser’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Corporation, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Corporation’s and Investment Adviser’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Investment Adviser has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Corporation’s Board of Directors (and if necessary, independent directors’ counsel and the Corporation’s counsel)

Corporation’s Transfer Agent

Corporation’s independent registered public accounting firm

Corporation’s accounting services provider — State Street Bank and Trust Company

Corporation’s Custodians

Independent rating agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand, Thomson Financial, Bloomberg and Informa/ PSN investment solutions

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Funds and their shareholders. Selective disclosure is made to the Corporation’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Corporation. Selective disclosure is made to the Corporation’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Corporation, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Corporation and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Corporation’s and Investment Adviser’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Investment Adviser’s compliance personnel under the supervision of the Corporation’s Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by a Fund — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that the Corporation’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Investment Adviser; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with over $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Funds and their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing a Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Fund.

In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of a Fund. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other

BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC, Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors, there may be instances where the Fund’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from BlackRock or the Funds in connection with the distribution of shares in the Funds or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. BlackRock may also pay a fee for membership in industrywide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, BlackRock, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or similarly managed fund or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses. The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus for certain information as to the purchase of Fund shares.

Shares. Each Fund offers two classes of shares, Investor A shares and Institutional shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing service fee at an annual rate of 0.25% of average daily net assets. Institutional shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing service or distribution fee. Only certain investors are eligible to purchase Institutional shares. Investors who are eligible to purchase Institutional shares should purchase Institutional shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A shares.

Each Fund offers its shares at a public offering price equal to the next determined net asset value per share. The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by one or both Distributors by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.

Each Fund or each Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or a Distributor. Neither the Distributors, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Institutional Share Investors. Employees of BlackRock and Directors of the Corporation may buy Institutional shares of a Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with a Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund. Institutional shares are offered to a limited group of investors.

Investors who currently own Institutional shares in a shareholder account are entitled to purchase additional Institutional shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional shares: Institutional and individual retail investors with a minimum investment of $2 million who purchased through certain broker-dealers or directly from the Transfer Agent; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Bank & Trust Company FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund. Shareholders of certain continuously offered closed-end funds advised by BlackRock or an affiliate whose shares were issued prior to October 2, 2006 who wish to reinvest the net proceeds from the sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds may also purchase Institutional shares with such proceeds. In addition, plans maintained by a labor union for the benefit of union members may purchase Institutional shares if the plans maintained by such union commit to purchase Institutional shares of any Fund having a value of at least $7.5 million at the time of purchase. For more information about these programs, contact the Transfer Agent at 1-800-441-7762.

Purchase Privileges of Certain Persons. Employees and Directors of the Corporation, members of the boards of other funds advised by the Investment Adviser or an affiliate, ML & Co., PNC Group and BlackRock, Inc. and their subsidiaries and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Institutional shares. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Funds. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Service Plan

Reference is made to “Your Account — Service Plans” in the Prospectus for certain information regarding the Account Maintenance Plan for Investor A shares pursuant to Rule 12b-1 under the Investment Company Act (the “Service Plan”) with respect to the shareholder servicing fees paid by each Fund to a Distributor with respect to Investor A shares of such Fund.

Pursuant to the Service Plan, the Investor A shares of each Fund pay the Distributor an ongoing service fee, accrued daily and paid monthly, at the annual rate of 0.25% on the average daily net assets attributable to such shares in order to compensate the Distributor, a selected securities dealer or other financial intermediary for providing shareholder services in respect of the Investor A shares of each Fund. Investor A shares of each Fund have exclusive voting rights with respect to the Service Plan pursuant to which shareholder servicing fees are paid.

The Funds’ Service Plan is subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of the Service Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Service Plan to the Funds and their Investor A shareholders. The Service Plan further provides that, so long as the Service Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving the Service Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Service Plan will benefit each Fund, and its Investor A shareholders. The Service Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors, or with respect to any Fund, by the vote of the holders of a majority of the outstanding Investor A shares of the Fund. The Service Plan cannot be amended to increase materially the amount to be spent by the Investor A shares of a Fund without shareholder approval, and all material amendments are required to be approved by the vote of a majority of the Directors and a majority of the non-interested Directors who have no direct or indirect financial interest in the Service Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Corporation preserve copies of the Service Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Service Plan or such report, the first two years in an easily accessible place.

Among other things, the Service Plan provides that the Directors shall review quarterly reports of the disbursement of the service fees paid to the Distributors. For the fiscal year ended December 31, 2007, the S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund paid the Distributors $2,488,518, $132,063 and $533,443, respectively, pursuant to the Service Plan (based on average daily net assets of Investor A shares subject to such Service Plan of approximately $984.6 million, $52.3 million and $212.3 million, respectively), all of which was paid to Merrill Lynch for providing service activities in connection with Investor A shares.

Other Compensation to Selling Dealers

The Funds may pay FAM Distributors, Inc. (“FAMD”), BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of BlackRock fees for shareholder servicing activities. In addition, the Funds may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund.

The Funds currently do not make distribution payments with respect to Investor A or Institutional shares under the Plan. However, the Plan permits FAMD, BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, FAMD, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by FAMD, BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from FAMD’s, BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Funds’ shares or the amount the Funds will receive as proceeds from such sales.

The payments described above may be made, at the discretion of FAMD, BDI, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers under common control with the above organizations. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

In lieu of payments pursuant to the foregoing, FAMD, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, FAMD, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, FAMD, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional

(a)	As of December 31, 2007, Merrill Lynch sold its insurance business to Aegon. Prior to that date, BlackRock made payments to Merrill Lynch in connection with the Merrill Lynch Insurance separate accounts’ investment in shares of the BlackRock-advised funds. BlackRock has continued to make payments under the original agreement with Merrill Lynch since that date.

programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of the Investment Adviser, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of the Funds, with respect to which a Fund does not pay shareholder servicing fees under the Service Plan.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Service Plan, a Fund may enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Investor A shares of the Fund. Such services will be provided to Customers who are the beneficial owners of such shares and are intended to supplement the services provided by the Investment Adviser and/or transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee on shares of Investor A shares owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

In addition to, rather than in lieu of, shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Service Plan and fees the Fund pays to its Transfer Agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, FAMD, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The Corporation will generally pay redemptions in cash; however, if requested by a shareholder, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

The right to redeem shares may be suspended for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Shares are redeemable at the option of the Corporation, if in the opinion of the Corporation, ownership of the shares has or may become concentrated to the extent that would cause the Corporation or a Fund to be deemed a personal holding company within the meaning of the Code. For the purposes of this policy, “market-timing” involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility.

In addition, the Directors may authorize the Corporation to redeem all or any part of the outstanding shares of any class or series of the Corporation, including each Fund, upon written notice to shareholders.

Redemption

If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to each Fund’s Transfer Agent, PFPC Inc., P.O. Box 9819, Providence, Rhode Island, 02940. Redemption requests delivered other than by mail should be sent to PFPC Inc. 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. Redemption requests should not be sent to a Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or Automated Clearing House Network (“ACH”), or $100,000 for a redemption by check; (ii) each Fund does not have verified banking information on file; (iii) the proceeds are not to be paid to the record owner at the record address; or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association that is a participant in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

You may also redeem shares held with the Transfer Agent by calling 1-800-441-7762. You must be the shareholder of record and the request must be for $25,000 or less. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the accountholder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. Each Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by each Fund.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributors by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by a Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributors may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

PRICING OF SHARES

Determination of Net Asset Value

The net asset value of the shares of the Funds is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The principal asset of each Fund will normally be its interest in an underlying Series. The value of that interest is based on the net assets of the Series, which are comprised of the value of the securities held by the Series plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Series). Expenses of a Series, including the investment advisory fees, are accrued daily. The net asset value of a Fund is equal to the value of the Fund’s proportionate interest in the net assets of the Series plus any cash or other assets, minus all liabilities (including accrued expenses) of the Fund. To determine a Fund’s net asset value per share, the Fund’s net asset value is divided by the total number of shares outstanding of the Fund at such time (on a class by class basis), rounded to the nearest cent. Expenses, including fees payable to the Administrator and Distributors, are accrued daily.

The per share net asset value of Investor A shares generally will be lower than the per share net asset value of Institutional shares, reflecting the daily expense accruals of the service fee with respect to Investor A shares. It is expected, however, that the per share net asset value of all classes of a Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

A Series’ portfolio securities that are traded on stock exchanges or the NASDAQ Stock Market, Inc. are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the OTC market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers or by a pricing service in accordance with a valuation policy approved by the Board of Directors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Corporation employs pricing services to provide certain securities prices for the Funds. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Corporation, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Corporation under the general supervision of the Corporation’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Corporation’s Board of Directors or by the Investment Adviser using a pricing service in accordance with a valuation policy and/or procedures approved by the Corporation’s Board of Directors.

Each investor in the Master LLC may add to or reduce its investment in any Series on each day the NYSE is open for trading. The value of each investor’s (including the respective Fund’s) interest in a Series will be determined after the close of business on the NYSE by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in such Series. Any additions or withdrawals, to be effected on that day, will then be effected. The investor’s percentage of the aggregate interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Series as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in the Series. The percentage so determined will then be applied to determine the value of the investor’s interest in such Series after the close of business of the NYSE or the next determination of net asset value of the Series.

Computation of Offering Price Per Share

The offering price for Investor A and Institutional shares of each Fund based on the value of each Fund’s net assets as of December 31, 2007, is calculated as follows:

S&P 500 Index Fund

	Investor A	Institutional

Net Assets	$930,377,258	$1,779,029,700

Number of Shares Outstanding	51,789,005	98,803,390

Net Asset Value Per Share (net assets divided by number of shares outstanding)/Offering Price	$17.96/$17.96	$18.01/$18.01

Small Cap Index Fund

	Investor A	Institutional

Net Assets	$47,604,721	$66,084,665

Number of Shares Outstanding	3,452,515	4,790,802

Net Asset Value Per Share (net assets divided by number of shares outstanding)/Offering Price	$13.79/$13.79	$13.79/$13.79

International Index Fund

	Investor A	Institutional

Net Assets	$214,422,116	$158,739,973

Number of Shares Outstanding	13,704,342	10,093,387

Net Asset Value Per Share (net assets divided by number of shares outstanding)/Offering Price	$15.65/$15.65	$15.73/$15.73

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Because the Funds will invest exclusively in shares of their corresponding Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Series’ portfolio transactions and the allocation of brokerage. The Investment Adviser does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Series, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonable trade execution costs, the Series do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Master LLC. In return for such services, the Investment Adviser may cause a Series to pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Master LLC.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might pay with Series commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Master LLC to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Series may purchase new issues of securities for clients in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Investment Adviser does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Master LLC anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Master LLC will endeavor to achieve the best net results in effecting their portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Master LLC’s ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets. Because the shares of the Series are redeemable on a daily basis in U.S. dollars, the Series intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Set forth below is information about the brokerage commissions paid by each Series, including commissions paid to Affiliates, for the last three fiscal years.

	Brokerage Commissions Paid
Fiscal Year Ended December 31,	S&P 500 Index Series	Small Cap Index Series	International Index Series

2007	$42,030	$116,055	$380,321

2006	$59,332	$146,505	$161,040

2005	$30,038	$92,896	$107,738

	Affiliate Commissions Paid
Fiscal Year Ended December 31,	S&P 500 Index Series	Small Cap Index Series	International Index Series

2007	$0	$0	$69,153

2006	$7	$217	$37,152

2005	$0	$0	$0

For the fiscal year ended December 31, 2007, the brokerage commissions paid to Affiliates represented 12.84% of the aggregate brokerage commissions paid by the Series and involved 28.84% of the Series’ dollar amount of transactions involving payment of commissions during the year.

The Master LLC may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master LLC and persons who are affiliated with such persons are prohibited from dealing with the Master LLC as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Master LLC will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Master LLC may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master LLC may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch, PNC Bank or any affiliated person (as defined in the Investment Company Act) thereof BlackRock is a member or in a private placement in which any such entity serves as placement agent except pursuant to procedures adopted by the Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies — Investment Restrictions.”

Because of the affiliation of BlackRock with the Investment Adviser, the Master LLC is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Master LLC would be prohibited from engaging in portfolio transactions with BlackRock or any of its affiliates acting as principal.

Each Series has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Master LLC also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2007, 2006 and 2005, respectively, the lending agent received $455,474, $348,065 and $259,669 in securities lending agent fees from the Master LLC. In connection with securities lending activities, the lending agent may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates or in a private investment company managed by the lending agent. If the Master LLC acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Master LLC’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Master LLC in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Master LLC and annual statements as to aggregate compensation will be provided to the Master LLC.

The Directors have considered the possibility of seeking to recapture for the benefit of the Series brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Series to the Investment Adviser. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates (collectively, “clients”) when one or more clients of the Investment Adviser or its affiliates, are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Master LLC or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The value of the Series’ aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2007 are as follows:

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
S&P 500 Index
Citigroup, Inc.	E	$42,517
Wachovia Corp	E	$21,649
The Bear Stearns Cos., Inc.	E	$2,844
Small Cap Index
Knight Capital Group, Inc.	E	$670
International Index
Credit Suisse Group	E	$5,079

SHAREHOLDER SERVICES

Each Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in their shares. You can obtain more information about the services from each Fund by calling the telephone number on the cover page hereof, or from the Distributors, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in your Investment Account since the last statement. You will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer your Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with a Distributor, you must either (i) redeem your shares, or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary you should be aware that, if the new firm will not take delivery of shares of the Fund, you must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain of the other mutual funds sponsored by the Investment Adviser or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of ROTH IRAs and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

You may make additions to an Investment Account through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is authorized, on a regular basis, to provide systematic additions to your Investment Account through charges of $50 or more to your regular bank account by either pre-authorized checks or automated clearing house debits. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Systematic Withdrawal Plan

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to a Fund, or by calling a Fund at 1-800-441-7762. Purchases of additional Investor A shares of a Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. For this reason, a shareholder may not participate in the Automatic Investment Plan (see “How to Buy, Sell and Transfer Shares” in the Corporation’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributors from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

DIVIDENDS AND TAXES

Dividends

The Corporation intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually with respect to each of the Funds. All net realized capital gains, if any, are distributed to Fund shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year. For information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Funds, see “Shareholder Services — Automatic Dividend Reinvestment Plan.”

Taxes

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, a Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Funds intend to distribute substantially all of such income and gains.

In order to so qualify, a Fund generally must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, not more than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have not more than 25% of the value of its assets invested in the securities (other than those of U.S. government or of other RICs) of any one issuer, of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades and businesses, or of qualified publicly-traded partnerships.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined in general as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. For purposes of determining its distribution requirements, each Fund will account for its share of items of income, gain, loss and deductions of the Series as they are taken into account by the Series. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capitals gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.”

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

A loss realized on a sale of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities or contingent payment and inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends (which may include distributions consisting of net short term capital gain or interest income) paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

Distributions of a Fund at least 50% of whose assets are “U.S. real property interest,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to distributions to the Fund by a REIT generally will cause certain foreign shareholders to treat such distributions as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return.

Dividends and interest received by the International Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Index Fund may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. The International Index Fund expects to be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements, use them as foreign tax credits against their U.S. federal income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The International Index Fund will report annually to its shareholders the amount per share of such withholding taxes.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on reportable dividends, capital gains dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

If a shareholder recognized a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of realized gains and losses (b) disallow, suspend or otherwise limit certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the distributions necessary to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

The Series

Based on an IRS pronouncement of general application, each Fund as a partner in a Series will be entitled to look to the underlying assets of the Series in which it has invested for purposes of satisfying the diversification requirements and other requirements of the Code applicable to RICs. If, however, any of the applicable tax provisions or facts upon which such pronouncement is premised change in any material respect, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Funds. One possible course of action would be to withdraw the Funds’ investments from the Series and to retain an investment adviser to manage the Funds’ assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies.”

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends, as well as redemption proceeds and gains on the sale of shares in a Fund may also be subject to state and local taxes.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes, including estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Investor A and Institutional shares of each Fund in accordance with formulas specified by the Commission.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on distributions for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period. Average annual total return after taxes on distributions is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any. The taxes due on distributions are calculated by applying to each distribution the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that distribution. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each distribution. The taxable amount and tax character of each distribution are specified by the Fund on the distribution declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on distributions and sale of Fund shares for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period as well as on complete redemption. Average annual total return after taxes on distributions and sale of Fund shares is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any, and assuming complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on distributions and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign tax credits, are taken into account according to federal law.

Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Set forth in the tables below is total return information, before and after taxes, for the Investor A and Institutional shares of each Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

BlackRock S&P 500 Index Fund

	Average Annual Total Return (including maximum applicable sales charges)
Period	Investor A Shares	Institutional Shares

One Year Ended December 31, 2007	4.97%	5.29%

Five Years Ended December 31, 2007	12.23%	12.54%

Ten Years Ended December 31, 2007	5.30%	5.56%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended December 31, 2007	4.44%	4.66%

Five Years Ended December 31, 2007	11.73%	11.95%

Ten Years Ended December 31, 2007	4.76%	4.94%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)

One Year Ended December 31, 2007	3.23%	3.43%

Five Years Ended December 31, 2007	10.40%	10.61%

Ten Years Ended December 31, 2007	4.30%	4.48%

BlackRock Small Cap Index Fund

	Average Annual Total Return (including maximum applicable sales charges)
Period	Investor A Shares	Institutional Shares

One Year Ended December 31, 2007	-2.12%	-1.91%

Five Years Ended December 31, 2007	15.30%	15.60%

Ten Years Ended December 31, 2007	6.40%	6.67%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended December 31, 2007	-3.96%	-3.84%

Five Years Ended December 31, 2007	14.41%	14.62%

Ten Years Ended December 31, 2007	5.04%	5.21%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)

One Year Ended December 31, 2007	-0.14%	0.00%

Five Years Ended December 31, 2007	13.26%	13.47%

Ten Years Ended December 31, 2007	4.87%	5.04%

BlackRock International Index Fund

	Average Annual Total Return (including maximum applicable sales charges)
Period	Investor A Shares	Institutional Shares

One Year Ended December 31, 2007	9.98%	10.28%

Five Years Ended December 31, 2007	20.83%	21.14%

Ten Years Ended December 31, 2007	8.41%	8.68%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended December 31, 2007	8.15%	8.36%

Five Years Ended December 31, 2007	19.70%	19.92%

Ten Years Ended December 31, 2007	7.07%	7.26%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)

One Year Ended December 31, 2007	6.79%	6.98%

Five Years Ended December 31, 2007	17.82%	18.04%

Ten Years Ended December 31, 2007	6.58%	6.77%

Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return and yield will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

Each Fund will generally compare its performance to the index it attempts to replicate. A Fund may also compare its performance to data contained in publications such as Lipper Analytical Services, Inc., with among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Investment Adviser. Certain Funds may also compare their performance to composite indices developed by Fund management.

Each Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

PROXY VOTING POLICIES AND PROCEDURES

The Corporation’s Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee, a subcommittee of the Investment Adviser’s Equity Investment Policy Oversight Committee (“EIPOC”), is comprised of a senior member of the Investment Adviser’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal Department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services, (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•

Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•

Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•

Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors

(rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•

Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

The Corporation is a Maryland corporation incorporated on October 25, 1996 as Merrill Lynch Index Funds, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch’s investment management business combined with BlackRock’s to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. At that time, the Corporation changed its name to BlackRock Index Funds, Inc., and the four series then existing changed their names to BlackRock S&P 500 Index Fund, BlackRock Small Cap Index Fund, BlackRock Aggregate Bond Index Fund, and BlackRock International Index Fund. BlackRock Aggregate Bond Index Fund was liquidated on March 27, 2007. The Corporation has an authorized capital of 1,250,000,000 shares of Common Stock, par value $0.0001 per share, of which the Corporation is authorized to issue 125,000,000 shares each of Investor A and Institutional shares for each of Small Cap Index Fund and International Index Fund and 250,000,000 shares each of Investor A and Institutional shares of S&P 500 Index Fund. Investor A and Institutional shares of a Fund represent interests in the same assets of the series and are identical in all respects except that the Investor A shares bear certain expenses related to the account maintenance associated with such shares. Investor A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures. Prior to September 29, 2006, Investor A shares were designated Class A shares and Institutional shares were designated Class I shares.

Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of each Fund have equal voting rights, except that each Fund has exclusive voting rights with respect to matters affecting only such Fund, and except that as noted above, Investor A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share of Investor A and Institutional Common Stock is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, Investor A shares bear certain additional expenses. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

The Master LLC was originally organized as a Delaware statutory trust on August 28, 1996 and consists of nine Series. Effective June 15, 2007, the Master LLC was reorganized as a Delaware limited liability company. Whenever a Fund is requested to vote on a fundamental policy of a Series, the Corporation will hold a meeting of the investing Fund’s shareholders and will cast its vote as instructed by such Fund’s shareholders.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent registered public accounting firm of the Corporation and the Master LLC. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds and of the Series.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Funds.

Custodian

JPMorgan Chase, N.A., (“JPMorgan Chase”), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the custodian of the assets of International Index Series. Under its contract with the Master LLC, JPMorgan Chase is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by International Index Series to be held in its offices outside the United States and with certain foreign banks and securities depositories. State Street Bank and Trust Company, 1776 Heritage Drive, John Adams Building, North Quincy, Massachusetts, 02171, acts as the custodian for S&P 500 Index Series and Small Cap Index Series. Each custodian is responsible for safeguarding and controlling the Series’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Series’ investments. The Funds have implemented self-custody procedures, pursuant to which each Fund’s holdings of the applicable Series are custodied with the Series’ Transfer Agent.

Transfer Agent

PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019, acts as the Transfer Agent of the Corporation. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

To facilitate custody of each Fund’s interests in the applicable Series without the need of a separate custodian for the Funds, the Trust has appointed the Transfer Agent as the transfer agent for the underlying Series in which the Funds invest.

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019-6018, is counsel for the Corporation and the Master LLC.

Reports to Shareholders

The fiscal year of the Funds ends on December 31 of each year. The Corporation sends to its shareholders at least semi-annually reports showing the Funds’ portfolio and other information. An Annual Report, containing financial statements audited by the independent registered public accounting firm is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, BlackRock, Inc. has granted each Fund the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.

Principal Shareholders

To the knowledge of the Corporation, the following persons or entities owned beneficially 5% or more of any class of a Fund’s shares as of April 4, 2008:

S&P 500 Index Fund

Name	Address	Percentage and Class
Merrill Lynch Pierce Fenner & Smith(a)	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	93.64% of Investor A
Merrill Lynch Pierce Fenner & Smith(a)	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	97.34% of Institutional

International Index Fund

Name	Address	Percentage and Class
Merrill Lynch Pierce Fenner & Smith(a)	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	96.15% of Investor A
Merrill Lynch Pierce Fenner & Smith(a)	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	58.34% of Institutional
Mercer Trust Company TTEE FBO Quebecor World (USA) Inc.(a)	Investors Way MS N-4-L Norwood, MA 02062	26.12% of Institutional

Small Cap Index Fund

Name	Address	Percentage and Class
Merrill Lynch Pierce Fenner & Smith(a)	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	86.51% of Investor A
Merrill Lynch Pierce Fenner & Smith(a)	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	88.18% of Institutional
Fidelity Investments(a)	100 Majellan KW1C Covington, KY 41015	7.36% of Institutional

(a)	Record holders that do not beneficially hold the shares.

FINANCIAL STATEMENTS

The audited Financial Statements of each Fund and each Series, including the reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to their 2007 Annual Reports. You may request a copy of an Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on Monday to Friday.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.
pr	The letters ‘pr’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

pr	The letters “pr” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D, DD, DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely relevant upon a sustained, favorable business and economic environment.

D	Indicates actual or imminent payment default.

NR	Indicates that Fitch does not rate the specific issue.

WD	Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.